Consent of Independent Auditors



We consent to the reference to our firm under the captions "Independent Auditors" and to the use of our report dated July 31, 2000, included in this Registration Statement (Form N-2 No. 333-30986) of Excelsior Venture Partners III, LLC.





                                          ERNST & YOUNG LLP

New York, New York
August 2, 2000